05:25:28 PM                                             EXHIBIT 99. 9


                      MBNA MASTER CREDIT CARD TRUST 94-1

                           KEY PERFORMANCE FACTORS
                                    August, 1996



        Scheduled Maturity                                        9/15/99


        Coupon                                                    5.5875%


        Excess Protection Level
          3 Month Average                                           6.19%
        August, 1996                                                6.46%
        July, 1996                                                  5.67%
        June, 1996                                                  6.45%


        Cash Yield                                                 18.79%


        Investor Charge Offs                                        3.86%


        Base Rate                                                   8.46%


        Over 35 Day Delinquency                                     4.51%


        Seller's Interest                                          25.59%


        Total Payment Rate                                         10.99%


        Total Principal Balance                         $9,048,871,419.50


        Investor Participation Amount                     $750,000,000.00


        Seller Participation Amount                     $2,315,538,086.13